24. Shareholders' equity (Details 2) - BRL (R$) R$ / shares in Units, R$ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Shareholders' equity
Net income for the year	R$ 3,622,127	R$ 2,545,101	R$ 1,234,507
Tax incentives not to be distributed	(194,161)	(146,455)
Legal reserve constitution	(171,398)	(119,932)
Revised profit	3,256,568	2,278,714
Dividends to be distributed:
Minimum dividends calculated considering 25% of the revised profit	814,142	569,679
Breakdown of dividends payable and interest on equity:
Interest on shareholders' equity	995,438	849,994	R$ 189,991
Total dividends and interest on shareholders' equity distributed and proposed	995,438	849,994
IRRF on interest on shareholders' equity	(149,316)	(125,757)
Total dividends and interest on shareholders' equity, net	R$ 846,122	R$ 724,237
Dividends per share (Reais per share), net of IRRF	R$ 0.35	R$ 0.3